Exhibit 32.2

         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Union Bankshares, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. [SECTION]1350, as adopted pursuant to [SECTION]906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

A signed original of this written statement required by Section 906 has been provided to Union Bankshares, Inc. and will be retained by Union Bankshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ Marsha Mongeon
_______________________
Marsha Mongeon
Chief Financial Officer


November 13, 2003